Exhibit 99.3

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes certain non-cash mark-to-market derivative financial instruments. Adjusted income from continuing operations further excludes impairment losses, income associated with certain divestments, gains and losses on disposal of discontinued operations and income and losses from discontinued operations. Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

	Three Months Ended 3/31/2015
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(15.4)	(0.21)
Non-cash mark-to-market losses (net of $21.3 tax)	38.4	0.53
Asset impairment, other (net of $2.4 tax)	4.2	0.06
Income associated w/ San Juan Basin divestment (net of $14.1 tax)	(23.4)	(0.32)

Adjusted Income from Continuing Operations (Non-GAAP)	3.7	0.05

	Three Months Ended 3/31/2014
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	53.3	0.73
Non-cash mark-to-market losses (net of $12.1 tax)	21.5	0.29
Asset impairment, other (net of $0.5 tax)	0.8	0.01
Income associated w/ San Juan Basin divestment (net of $7.6 tax)	(13.8)	(0.19)

Adjusted Net Income from All Operations (Non-GAAP)	61.8	0.85

Income from discontinued operations (net of $23.6 tax)	(38.7)	(0.53)
Loss on disposal of discontinued operations (net of $0.6 tax)	1.1	0.01

Adjusted Income from Continuing Operations (Non-GAAP)	24.2	0.33

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

Earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (EBITDAX) is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Adjusted EBITDAX from continuing operations further excludes income associated with certain divestments, impairment losses, certain non-cash mark-to-market derivative financial instruments, income and losses from discontinued operations and gains and losses on disposal of discontinued operations. Energen believes these measures allow analysts and investors to understand the financial performance of the company from core business operations, without including the effects of capital structure, tax rates and depreciation. Further, this measure is useful in comparing the company and other oil and gas producing companies.

Reconciliation To GAAP Information ($ in millions)	Three Months Ended 3/31
	2015	2014
Energen Net Income (Loss) (GAAP)	(15.4)	53.3
Income associated w/ San Juan Basin divestment, net of tax	(23.4)	(13.8)

Adjusted Net Income from Continuing Operations (Non-GAAP)	(38.9)	39.5

Interest expense *	11.8	7.9
Income tax expense (benefit) *	(22.8)	0.6
Depreciation, depletion and amortization *	126.3	109.7
Accretion expense *	1.6	1.5
Exploration expense *	0.8	11.6
Adjustment for asset impairment *	6.6	1.2
Adjustment for mark-to-market losses	59.7	33.7
Adjustment for income from discontinued operations, net of tax	0.0	(38.7)
Adjustment for loss on disposal of discontinued operations, net of tax	0.0	1.1

Energen Adjusted EBITDAX from Continuing Operations (Non-GAAP)	145.0	168.1

Note: Amounts may not sum due to rounding

*	Amount adjusted to exclude San Juan Basin divestment. See reconciliation to GAAP Information for the Three Months Ended 3/31/2015 and 3/31/2014.

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with the divestment of assets held in the San Juan Basin provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding San Juan Divestment Reconciliation to GAAP Information (in thousands except per share and production data)	Three Months Ended March 31, 2015
	GAAP	$/BOE	San Juan Basin	$/BOE	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$187,822		$23,645		$164,177
Gain (loss) on derivative instruments	34,036		8,369		25,667
Total Revenues	221,858		32,014		189,844
Operating Costs and Expenses
Oil, natural gas liquids & natural gas production	67,754	$10.74	12,637	$8.78	55,117	$11.32
Production and ad valorem taxes	19,065	$3.02	2,001	$1.39	17,064	$3.50
O&G Depreciation, depletion and amortization	132,839	$21.06	8,068	$5.60	124,771	$25.63
FF&E Depreciation, depletion and amortization	1,542	$0.24	—	$0.00	1,542	$0.32
Asset impairment	6,583		—		6,583
Exploration	763		—		763
General and administrative	32,055	$5.08	(559)	($0.39)	32,614	$6.70
Accretion of discount on asset retirement obligations	2,010		433		1,577
(Gain) loss on sale of assets and other	(28,344)		(28,054)		(290)

Total costs and expenses	234,267		(5,474)		239,741

Operating Income (Loss)	(12,409)		37,488		(49,897)

Other Income/(Expense)
Interest Expense	(11,758)		—		(11,758)
Other income	46		—		46

Total other expense	(11,712)		—		(11,712)

Income (Loss) from Continuing Operations Before Income Taxes	(24,121)		37,488		(61,609)
Income tax expense (benefit)	(8,701)		14,057		(22,758)

Income (Loss) From Continuing Operations	(15,420)		23,431		(38,851)

Discontinued Operations, net of tax
Income from discontinued operations	—		—		—
Loss on Disposal of discontinued ops	—		—		—

Income from discontinued ops	—		—		—

Net Income (Loss)	$(15,420)		$23,431		$(38,851)

Diluted Earnings Per Average Common Share
Continuing Operations	$(0.21)		$0.32		$(0.53)
Discontinued Operations	$—		$—		$—

Net Income (Loss)	$(0.21)		$0.32		$(0.53)

Basic earning Per Average Common Share
Continuing Operations	$(0.21)		$0.32		$(0.53)
Discontinued Operations	$—		$—		$—

Net Income (Loss)	$(0.21)		$0.32		$(0.53)

Oil	3,235		2		3,233
NGL	861		129		732
Gas	2,213		1,309		904

Total Production (mboe)	6,309		1,440		4,869

Total Production (boepd)	70,100		16,000		54,100

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with the divestment of assets held in the San Juan Basin provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding San Juan Divestment Reconciliation to GAAP Information (in thousands except per share and production data)	Three Months Ended March 31, 2014
	GAAP	$/BOE	San Juan Basin	$/BOE	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$350,822		$48,399		$302,423
Gain (loss) on derivative instruments	(53,391)		5,942		(59,333)

Total Revenues	297,431		54,341		243,090

Operating Costs and Expenses
Oil, natural gas liquids & natural gas production	67,444	$11.23	14,361	$8.75	53,083	$12.16
Production and ad valorem taxes	27,324	$4.55	4,160	$2.53	23,164	$5.31
O&G Depreciation, depletion and amortization	123,314	$20.52	14,437	$8.79	108,877	$24.93
FF&E Depreciation, depletion and amortization	906	$0.15	65	$0.04	841	$0.18
Asset impairment	1,246		—		1,246
Exploration	11,568		(3)		11,571
General and administrative	32,173	$5.36	(465)	($0.28)	32,638	$7.48
Accretion of discount on asset retirement obligations	1,843		381		1,462
(Gain) loss on sale of assets and other	153		—		153

Total costs and expenses	265,971		32,936		233,035

Operating Income (Loss)	31,460		21,405		10,055

Other Income/(Expense)
Interest Expense	(7,888)		—		(7,888)
Other income	323		—		323

Total other expense	(7,565)		—		(7,565)

Income (Loss) from Continuing Operations Before Income Taxes	23,895		21,405		2,490
Income tax expense (benefit)	8,248		7,607		641

Income (Loss) From Continuing Operations	15,647		13,798		1,849

Discontinued Operations, net of tax
Income from discontinued operations	38,719		—		38,719
Loss on Disposal of discontinued ops	(1,050)		—		(1,050)

Income from discontinued ops	37,669		—		37,669

Net Income (Loss)	$53,316		$13,798		$39,518

Diluted Earnings Per Average Common Share
Continuing Operations	$0.21		$0.19		$0.03
Discontinued Operations	$0.52		$—		$0.52

Net Income (Loss)	$0.73		$0.19		$0.54

Basic earning Per Average Common Share
Continuing Operations	$0.21		$0.19		$0.03
Discontinued Operations	$0.52		$—		$0.52

Net Income (Loss)	$0.73		$0.19		$0.54

Oil	2,751		3		2,748
NGL	903		162		741
Gas	2,354		1,477		877

Total Production (mboe)	6,008		1,642		4,366

Total Production (boepd)	66,756		18,244		48,511

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

Excluding production associated with certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding data associated with the divestment of assets held in the San Juan Basin provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this measure is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Production Excluding San Juan Divestment Reconciliation to GAAP Information
	Three Months Ended December 31, 2014
	GAAP	San Juan Basin	Non-GAAP
Oil	3,213	4	3,209
NGL	1,027	148	879
Gas	2,441	1,408	1,033

Total Production (mboe)	6,681	1,560	5,121

Total Production (boepd)	72,620	16,957	55,663

Note: Amounts may not sum due to rounding